Other Assets - Schedule of Other Non-Current Assets (Details) - USD ($)		Jun. 30, 2026	Dec. 31, 2025
Schedule of Other Non-Current Assets [Line Items]
Other non-current assets		$ 11,950,000	$ 11,950,000
Deferred financing costs related to undrawn debt facilities [Member]
Schedule of Other Non-Current Assets [Line Items]
Other non-current assets	[1]	$ 11,950,000	$ 11,950,000

[1]	Deferred financing costs primarily represent the fair value of equity shares issued to lenders in connection with committed debt facilities for which borrowings were discretionary and had not been drawn as of the reporting date. The portion of deferred financing costs expected to be reclassified within the next twelve months is presented as current, with the remainder presented as non-current. Refer to Note 11 for additional information.